Exhibit 99.1

LRR Energy, L.P. May 2014 NAPTP 2014 MLP Investor Conference

1 . This presentation contains "forward-looking statements" — that is, statements related to future events. Forward-looking statements are based on the current expectations of LRR Energy and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as "may," "predict," "pursue," "expect," "estimate," "project," "plan," "believe," "intend," "achievable," "anticipate," "target," "continue," "potential," "should," "could" and other similar words. Forward-looking statements in this presentation relate to, among other things, LRR Energy's expectations regarding future results, production volumes, lease operating expenses and capital expenditures. Forward-looking statements involve certain risks and uncertainties, and ultimately may not prove to be accurate. These risks and uncertainties include, among other things, a decline in oil, natural gas or NGL prices, the risk and uncertainties involved in producing oil and natural gas, competition in the oil and natural gas industry, governmental regulations and other factors. Actual results could differ materially from those anticipated or implied in the forward-looking statements due to the factors described under the captions "Risk Factors" in LRR Energy's Annual Report on Form 10-K for the year ended December 31, 2013 and LRR Energy's subsequent filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation. Other than required under the securities laws, LRR Energy does not intend to update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement. Forward Looking Statements LRR Energy, L.P.

. 2 Proved Reserves 30.1 MMBoe % Proved Developed 88% Q1 2014 Production 6,367 Boe/d Total Proved Reserve Life (R/P) 13.0 Equity Market Capitalization $458 MM Net Debt $245 MM Enterprise Value $703 MM Current Yield 11.4% LRR Energy Overview LRR Energy, L.P. . Upstream MLP formed in November 2011 (NYSE: LRE) . Seek to provide investors with stable distributions and exposure to growth through the development, acquisition and exploitation of mature oil and gas properties . Stable and consistent source of quarterly distributions . 7 consecutive distribution increases Market Valuation1 1 Market data based on 5/16/14 unit price of $17.21. Net debt assumes 3/31/14 balance sheet 2 Reserves based on Third Party estimates using 12/31/13 SEC Pricing Key Statistics2 Make Accretive Acquisitions of Oil and Gas Properties Create Value Through Development & Cost Reduction Reduce Commodity Price Risk Through Hedging Maintain a Balanced Capital Structure Permian Basin Mid-Continent Gulf Coast

. 3 Recent Developments . Strong Q1 2014 operational and financial results . Production of 6,367 Boe/d . Adjusted EBITDA of $21 MM . Total distribution coverage of 1.02x . 4th consecutive quarter with at least 1.00x distribution coverage ratio . Common distribution coverage of 1.36x . Estimated April 2014 production of ~6,700 Boe/d . Q1 2014 distribution of $0.4925 per unit . $1.97 per unit annualized . 7th consecutive quarterly distribution increase LRR Energy, L.P.

. 4 . Operatorship allows for operational and engineering excellence (84% operated asset base) . LRE has operated core assets for numerous years . Maintain portfolio of actionable development opportunities . Maintain a conservative balance sheet and sufficient liquidity to fund growth . Use a prudent mix of debt and equity to fund acquisitions . Focused on increasing distribution coverage while providing growth . Target long-lived, low-risk properties . Proven management team with acquisition track record . Leverage industry relationships to source third party deals . Potential acquisitions from LRR and Lime Rock Partners . Aggressive use of hedges to lock in economics and to minimize cash flow volatility . General commodity hedge target of 65%-85% of estimated PDP production for a rolling 3-5 year period Strategy: Stable Cash Flows with Exposure to Growth Make Accretive Acquisitions of Oil and Gas Properties Create Value Through Development & Cost Reduction Reduce Commodity Price Risk Through Hedging Maintain a Balanced Capital Structure LRR Energy, L.P.

. 5 Quality Assets Low Risk, Mature Assets Focused Portfolio Control Development Low-Cost Operator Developmental Inventory . Shallow production decline . 88% proved developed reserves . 13.0 reserve life . Focused operations . Three operating areas with scale . Well, commodity and geographic diversification . Operate 84% of proved reserves . Control project selection, timing and costs . Nearly all acreage is held by production . Low-risk, balanced proved inventory – 511 total projects . 340 gross development projects . 171 gross drilling locations LRR Energy, L.P. 1 Q1 2014 field level cash cost per Boe based on expenses of $8.2 million divided by production of 573 MBoe. Expenses include Lease Operating Expenses of $5.8 million, and Production and Ad Valorem Taxes of $2.4 million 2 Q1 2014 field level cash margin based on (Commodity Sales less Lease Operating Expenses and Production and Ad Valorem Taxes) divided by Commodity Sales . All major fields in primary production . Q1 2014 field level cash costs of $14.37/Boe1 . Q1 2014 field level cash margin of 74%2

. 6 Q1 2014 Production (Boe/d) 6,367 Proved Reserves (MMBoe) (1) 30.1 % Proved Developed 88% % Liquids 49% Total Proved Reserve Life (R/P) 13.0 Producing Wells (gross) 1,168 Total Development Opportunities (gross) 511 % Operated By Total Proved Reserves 84% Property Summary LRR Energy, L.P. 1 Reserves based on Third Party estimates using 12/31/13 SEC Pricing BY PRODUCT 2013 Proved Reserve Characteristics BY CATEGORY BY AREA LRE Total Permian Basin Mid-Continent Gulf Coast

. 7 0% 20% 40% 60% 80% 100% Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Oil Sales (Bbls) NGL Sales (Bbls) Gas Sales (Mcf) Q1 2014 Production Production Summary LRR Energy, L.P. BY AREA BY PRODUCT Production by Product LRE has become more liquids weighted as a result of drilling at Red Lake and acquisitions

8 . Permian Basin Region LRR Energy, L.P. 1 Reserves based on Third Party estimates using 12/31/13 SEC Pricing Proved Reserves1 . Key fields: Red Lake, Pecos Slope, Corral Canyon . Proved reserves1 : 16.5 MMBoe (55% of total) . Q1 2014 Production: 3,551 Boe/d (56% of total) . 662 gross (533 net) producing wells . LRE operates 94% of proved reserves . 152,000 gross (124,000 net) acres . 244 gross development projects and 144 gross drilling locations . 2014 Capex of $23.4 MM (69% of total budget) Chaves Eddy Lea Martin Ward Reagan

9 . Red Lake Field . Largest LRE field, predominantly liquids . Located in Eddy County, New Mexico . 34% of total proved reserves1 and 38% of total Q1 2014 production . 223 gross (186 net) producing wells . 99% LRE Operated . Sweet / sour crude with casing head gas . Low permeability carbonate reservoirs . Nearly all production via primary recovery . Multi year development program LRR Energy, L.P. 1 Reserves based on Third Party estimates using 12/31/13 SEC Pricing Proved Reserves1 Chaves Eddy Lea

LRR Energy, L.P.

Red Lake Field – Significant Inventory of Drilling Opportunities


System
Epoch/Series/ Stage
Time (M.Y.)
NW Shelf New Mexico
Permian
Pennsylvanian
Ochoan
251
Dewey Lake
Rustler
Salado
Castile
Artesia Group
Tansill
Yates
Seven Rivers
Queen
Grayburg
Guadalupian
Upper San Andres
Lower San Andres
Leonardian
Glorieta
Paddock
Blinebry
Tubb
Drinkard
Yeso
Abo
Wolfcampian
Wolfcamp
302
Virgilian
Missourian
Desmoinesian
Atokan
Morrowan
Cisco
Canyon
Strawn
Atoka
Morrow

2014 Red Lake Capital Plan

	New Wells	Recompletes
Projects:	19	32
Average Gross EUR (MBoe):	56.3	33.4
Average Gross Cost ($MM):	$1.3	$0.2
F&D ($/Boe):	$18.50	$10.19
Average 30 Day IP (Boe/d):	65	25
Average Rate of Return[1]:	~30%	~70%

Total Proved Inventory

	New Wells	Recompletes
Projects:	95	114

1 Assumes flat pricing of $90.00/Bbl for oil and $4.00/Mcf for gas

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11 . Mid-Continent and Gulf Coast Regions LRR Energy, L.P. Mid-Continent Overview . Key fields: Potato Hills, East Velma, Putnam . Proved reserves1: 10.6 MMBoe (35%) . Production: 2,137 Boe/d (33%) . 148,000 gross (80,000 net) acres . LRE operates 67% of proved reserves . 50 gross development projects and 60 gross drilling locations Gulf Coast Overview . Key fields: New Years Ridge, George West-Stratton . Proved reserves1: 3.0 MMBoe (10%) . Production: 678 Boe/d (11%) . 15,500 gross (12,000 net) acres . LRE operates 90% of proved reserves . 11 gross development projects and 2 gross drilling location PROVED RESERVES1 (by Commodity) PROVED RESERVES1 (by Commodity) 1 Reserves based on Third Party estimates using 12/31/13 SEC Pricing

12 . 2014 Capital Budget LRR Energy, L.P. . Oil-weighted capital budget of $34 million . $22 million allocated to the Red Lake field . 36 drill wells, including 19 Red Lake drill wells . Estimated average new well rate of return ~30-35% . 32 recompletes / workovers (100% Red Lake) . Estimated average recompletion rate of return ~70-75% . 18 non-production projects, including 1 SWD project, 1 facility upgrade, 14 P&A projects and 2 other projects Area Project

LRR Energy, L.P.

Significant Growth Potential – Multiple Acquisition Sources

LRR ENERGY

Drop-downs from Lime Rock Resources

- 3 drop-down deals since IPO ~$125 MM
- 54.1 MMBoe of proved reserves[1]
- ~$1.2 BN of current acquisition capacity
- Strategy includes future LRR funds

Joint Bids with Lime Rock Resources

- Expands LRE acquisition universe
- Supports ultimate drop-down strategy
- 19 major acquisitions since 2006 for ~$1.8 BN

Acquisitions from Lime Rock Partners

- ~$4.0 BN of private capital commitments
- Potential asset acquisitions from portfolio companies

Acquisitions From Third Parties

- Attractive market conditions
- Producers continue to fund shale growth with conventional asset sales

1 Estimated proved reserves as of 12/31/13. Pro forma for announced acquisitions and divestitures. Lime Rock Resources includes Fund II and Fund III

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LRR Energy, L.P.

Lime Rock Resources — Strong Committed Sponsor

LIME ROCK RESOURCES

- Formed in 2005 and consists of three investment funds
- Acquires mature, low-risk producing oil and natural gas properties in U.S. with long-lived production profiles
- Growing opportunity set of potential drop-down assets

Fund I

- Owns 32.7% of L.P. units
  - 78.4% are subordinated units

Fund II

- 38.5 MMBoe of proved reserves[1]
  - 61% oil / liquids
- ~6,850 Boe/d production[2]

Fund III

- $750 MM of committed equity capital
- 15.6 MMBoe of Proved Reserves[1]
  - 89% oil / liquids
- ~2,850 Boe/d production[3]

Potential High Liquid Margin Assets for Future Drop-downs


LRE
Lime Rock Resources


LRE / LRR Revenue[4]
$MM
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
23% Gas
77% Liquids
4% Gas
96% Liquids

1 Estimated proved reserves as of 12/31/13. Pro forma for recent activity
2 Estimated production as of 12/31/13. Pro forma for recent activity
3 November 2013 net rate
4 Full year 2013. Revenue excludes hedge gains and losses during the period. Lime Rock Resources includes Fund II and Fund III

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. 15 As of March 31, 2014 ($ in thousands) Cash & Equivalents $5,158 Senior Credit Facility $200,000 2nd Lien Term Loan $50,000 Total Debt $250,000 Equity Market Capitalization (1) $457,984 Enterprise Value (2) $702,826 Senior Credit Facility Borrowing Base $250,000 Senior Credit Facility Availability $50,000 Liquidity $55,158 LTM Adjusted EBITDA $83,596 Total Debt / LTM Adjusted EBITDA 3.0x Total Debt / Enterprise Value 36% Conservative Financial Strategy . Strong balance sheet commitment . Target debt/Adjusted EBITDA of < 3.0x . Maintain adequate liquidity . Fund acquisitions with prudent leverage . Long-term financing plan . 40%-50% debt . 50%-60% equity LRR Energy, L.P. 1 Market data based on 5/16/14 unit price of $17.21 2 Enterprise Value equals Equity Market Capitalization plus Total Debt less Cash

. 16 Stable and Consistent Source of Distributions . Track record of increasing distributions . Focused on increasing coverage while providing distribution growth over time . Distribution growth driven by organic development and acquisitions LRR Energy, L.P.

17 . Oil Gas NGLs $85.75 $4.61 NA Oil Gas NGLs $86.02 $4.29 NA Oil Gas NGLs $93.15 $5.72 $34.46 Oil Gas NGLs $95.80 $5.52 $34.71 Robust Hedge Portfolio at Attractive Prices Note: Hedge prices based on weighted-average of swap prices 1 Based on May 16, 2014 strip prices 2 Hedge percentages based on flat production through 2017 at 6,500 Boe/d and production mix of gas 48%, oil 38% and NGL 14% LRR Energy, L.P. Hedge Summary 2 Weighted Average Price . Average prices of $5.02 per MMBtu, $91.48 per oil barrel and $34.58 per NGL barrel . 10% increase or decrease in commodity prices would affect 2014 EBITDA by less then 1%1

. 18 Significant Total Return Potential . Annual distribution of $1.97 per unit . Current yield of 11.4% . Substantial tax shield . 100% shield on 2013 income . >70% shield estimated through 2015 . Opportunity for price appreciation . 15% potential appreciation, assuming LRE trades in line with peer average . Implied unit price of $19.85 LRR Energy, L.P. Current Yield Comparison1 1 Comparable yields based on May 2014 data

. 19 . Stable, low-risk and predictable properties . Operated, primary production and low cost asset portfolio . Track record of distribution increases – 7 consecutive quarters . Subordinated units support common unit distribution coverage . Protects cash flow, distributions, revolver and capital program . Includes commodity, regional oil and gas basis and interest rates . Strong and growing sponsor . Additional Lime Rock Resources funds should lead to increased drop-down opportunities . Multiple sources of acquisitions . Large internal project inventory . Attractive, tax shielded yield . Significant unit price appreciation potential Investment Highlights LRR Energy, L.P. Quality Assets Consistent Source of Distributions Significant Growth Potential Comprehensive Hedging Program Compelling Valuation Committed Sponsor

20 . Appendix

Appendix

Lime Rock Overview

Lime Rock Management "Lime Rock"

- Founded in 1998
- ~$5.5 BN of private capital commitments

Lime Rock Partners "LRP"

- ~$4.0 BN of private capital commitments
- Consists of six funds

Lime Rock Resources "LRR"

- Formed in 2005
- Consists of three funds
- ~$1.8 BN invested in 19 major acquisitions
- ~$1.2 BN of additional acquisition capacity
- 54.1 MMBoe of proved reserves[1]
- Owns 33% of LRE's LP interests

LRR Energy, L.P. "LRE"

- Mature producing oil and natural gas properties
- 30.1 MMBoe of proved reserves[2]
- Three operating regions

1 Estimated proved reserves as of 12/31/13. Pro forma for recent activity
2 Reserves based on Third Party estimates using 12/31/13 SEC Pricing

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22 . Lime Rock Management LP LRR Energy, L.P. (NYSE: LRE) LRE GP, LLC Incentive Distribution Rights Public Common Units Organization and Ownership Summary Lime Rock Resources ("LRR") Fund I Common Units Subordinated Units LRE Operating, LLC 100% Class A Member Interest 0.1% GP Interest 100% Interest 67.6% LP Interest 32.3% LP Interest Appendix Note: Ownership percentage as of 3/31/14

. 23 Management Team and Board of Directors Executive Leadership Non-Management Directors Appendix Jonathan Farber Townes Pressler, Jr. John Bailey Jonathan Carroll Robert O'Connell Managing Director of Lime Rock Partners Managing Director of Lime Rock Partners Independent Director Independent Director Independent Director Years of Name and Position Experience Select Prior Experience Eric Mullins Co-CEO and Chairman 23 Lime Rock Resources; Goldman Sachs (Managing Director) Charles Adcock Co-CEO and Director 37 Lime Rock Resources; Houston Exploration (Senior VP); Operational roles with various E&P companies Chris Butta Senior VP and Chief Engineer 30 Lime Rock Resources; Miller and Lents, Ltd. (Senior VP); ARCO Oil and Gas Company (Operations/Analytical Engineer) Tim Miller Executive VP and COO 31 Lime Rock Resources; El Paso Corporation (VP, Texas Gulf Coast Division; Petro-Lewis Corporation (Petroleum Engineer) Jaime Casas VP, CFO & Secretary 17 Laredo Energy (CFO); Credit Suisse (Director); Donaldson, Lufkin & Jenrette; Accenture

24 . Current Hedge Position Q2–Q4 2014 2015 2016 2017 NYMEX HH GAS SWAPS Gas (MMBtu) 4,498,497 5,500,236 5,433,888 5,045,760 Wt Avg Price(1) $5.52 $5.72 $4.29 $4.61 NYMEX WTI OIL SWAPS Oil (Bbl) 544,369 568,517 397,488 198,744 Wt Avg Price(1) $95.80 $93.15 $86.02 $85.75 NGL SWAPS NGLs (Bbl) 214,409 236,149 Wt Avg Price $34.71 $34.46 Commodity Hedges Appendix Note: Portfolio as of 4/9/14 1 Hedge prices based on weighted-average of swap prices